Exhibit (5): Form of Application to the Policy:

   [LOGO]
United of Omaha

                                            Mail Application to:
                                   United of Omaha Life Insurance Company
                            [_] ATTN: Agency: Mutual of Omaha Investor Services
                            [_] ATTN: Brokerage: Variable Product Services
                                                P.O. Box 2291
                                         Omaha, Nebraska 68103-2291
                                         --------------------------

                                        Variable Annuity Application
------------------------------------------------------------------------------------------------------------------------------------
PRODUCT:    "Please Check One"                     [_]  ULTRANNUITY SERIES V                            [_]  ULTRA-ACCESS
---------
-----------------------------------------------------------------------------------------------------------------------------------
TYPE OF PLAN:
-------------

                    [_] Non-Qualified                         [_] Qualified              [_] TSA
                    [_] 1035 Exchange                         [_] IRA                    [_] 401(a) Plans
                    [_] Non-Qualified Transfer                [_] Roth IRA               [_] IRA Contribution for Year____________
                    [_] Contribution                          [_] SEP                    [_] Other:___________________
-------------------------------------------------------------------- --------------------------------------------------------------
1.  OWNER                                                              2. Joint Owner
Name __________________________________________________________        Name_______________________________________________________
Address _______________________________________________________        Address____________________________________________________
City___________________________________________________________        City_______________________________________________________
Social Security Number_________________________________________        Social Security Number_____________________________________
Telephone  (  )_______________  Sex    [_] Male    [_]  Female         Telephone  (  )_______________  Sex   [_] Male   [_] Female
Age _________   Date of Birth ____________/__________/_________        Age __________   Date of Birth _________/________/_________
                                   Mo.        Day       Year                                             Mo.      Day      Year
-----------------------------------------------------------------------------------------------------------------------------------
3.  ANNUITANT  (If different from Owner)                              4. JOINT ANNUITANT
Name __________________________________________________________        Name_______________________________________________________
Address _______________________________________________________        Address____________________________________________________
City___________________________________________________________        City_______________________________________________________
Social Security Number_________________________________________        Social Security Number_____________________________________
Telephone (  )_______________   Sex    [_] Male    [_]  Female         Telephone  (  )_______________  Sex   [_] Male   [_] Female
Age _________   Date of Birth ____________/__________/_________        Age __________   Date of Birth _________/________/_________
                                   Mo.        Day       Year                                             Mo.      Day      Year
-----------------------------------------------------------------------------------------------------------------------------------
5.  BENEFICIARIES  (If multiple Beneficiaries, attach separate sheet)

Unless you specify otherwise, payments will be shared equally by all surviving primary beneficiaries; if none, by all surviving contingent beneficiaries. The right to change the beneficiary is reserved unless otherwise stated.

Primary Beneficiary_____________________________________               Contingent Beneficiary______________________________
Relationship to Owner___________________________________               Relationship to Owner_______________________________
Social Security or Tax I.D. No._________________________               Social Security or Tax I.D. No._____________________

Primary Beneficiary_____________________________________               Contingent Beneficiary______________________________
Relationship to Owner___________________________________               Relationship to Owner_______________________________
Social Security or Tax I.D. No._________________________               Social Security or Tax I.D. No._____________________
-----------------------------------------------------------------------------------------------------------------------------------
6.  ANNUITY STARTING DATE _____/______/______. If an annuity starting date is not selected, your annuity starting date will be the policy anniversary date following the annuitant's 95/th/ birthday (the annuitant's 85/th/ birthday in PA). The annuity starting date is the date on which annuity income payments begin.
-----------------------------------------------------------------------------------------------------------------------------------
7.  INITIAL PURCHASE PAYMENT $ ____________________________________________
    (Purchase Payment will be allocated pursuant to Owner's instructions.)
---------------------------------------------- ------------------------------------------------ -----------------------------------
8.  OPTIONAL DEATH BENEFIT         .    Only available for Ultrannuity Series V      .      Not available for TSA Plan
    I elect to take the Enhanced Death Benefit.   [_]  Yes  [_] No (Enhanced Death Benefit will not be added, unless marked "Yes")
-----------------------------------------------------------------------------------------------------------------------------------
9.  REPLACEMENT--Will this annuity replace or change any existing life insurance or annuity?  [_] Yes  [_] No If "Yes," give name of
    Company(ies) and Policy Number(s)   Company___________________________________________________________________
    Policy Number_________________________________________________________________________________________________

------------------------------------------------------------------------------
NOTICE TO ARKANSAS/COLORADO/KENTUCKY/LOUISIANA/MAINE/NEW MEXICO/OHIO RESIDENTS
------------------------------------------------------------------------------
ONLY:
-----
"Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud."

NOTICE TO FLORIDA RESIDENTS ONLY:
---------------------------------
"Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing a false, incomplete, or misleading information is guilty of a felony of the third degree."

NOTICE TO NEW JERSEY RESIDENTS ONLY:
------------------------------------
"Any person who includes any false or misleading information on an application for insurance policy/certificate is subject to criminal and civil penalties."

NOTICE TO DISTRICT OF COLUMBIA/PENNSYLVANIA RESIDENTS ONLY:
-----------------------------------------------------------
"Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10. I represent that my answers above are true and complete to the best of my knowledge and belief. I UNDERSTAND THAT ANNUITY PAYMENTS AND SURRENDER VALUES, WHEN BASED UPON INVESTMENT EXPERIENCE OR A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT. I HEREBY ACKNOWLEDGE THAT I HAVE RECEIVED A CURRENT VARIABLE ANNUITY PROSPECTUS.

     IF YOU WANT A STATEMENT OF ADDITIONAL INFORMATION, PLEASE CHECK HERE. [_]

     OWNER'S SIGNATURE X ________________________________   DATE _______________


     Signed at _________________________________________________________________
                        City                                    State

     JOINT OWNER'S SIGNATURE X __________________________   DATE _______________


     Signed at _________________________________________________________________
                        City                                    State

--------------------------------------------------------------------------------
11.  MUST BE COMPLETED BY REGISTERED REPRESENTATIVE

     Do you have reason to believe that the policy applied for will replace existing annuities or insurance owned by the annuitant? [_] Yes [_] No (If "Yes," fulfill all state requirements.)

     By signing the line below I acknowledge that a copy of this application has been/will be submitted to my broker-dealer for a suitability review.

     AGENT SIGNATURE X__________________________________________________________

     AGENT NAME (PRINT)_________________________________________________________

     UNITED OF OMAHA AGENT NUMBER ____________  BROKERAGE ACCOUNT NUMBER________

     SOCIAL SECURITY NUMBER _____________  PHONE NUMBER ________________________

     AGENCY NAME________________________________________________________________

     AGENCY ADDRESS_____________________________________________________________

     CITY _________________________  STATE ___________________  ZIP ____________

     AGENT'S FLORIDA LICENSE IDENTIFICATION NUMBER______________________________